                             FORM OF AMENDMENT NO. 1
                                       TO
                             PARTICIPATION AGREEMENT


        Form of Amendment No. 1, dated as of April 30, 1999 ("Amendment"), to Participation Agreement dated as of December 1, 1998 ("Original Agreement") among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Financial Consultants, Inc. and The Equitable Investment Plan for Employees, Managers and Agents (collectively, the "Parties").

        The Parties hereby agree that Schedule B to the Original Agreement is replaced in its entirety by the schedule attached hereto entitled "Schedule B".

        Except as modified and amended hereby, the Original Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

        IN WITNESS WHEREOF, the parties have executed and delivered this Form of Amendment No. 1 as of the date first above set forth.


EQ ADVISORS TRUST                      THE EQUITABLE LIFE ASSURANCE
                                       SOCIETY OF THE UNITED STATES
By:
-------------------------------
   Name:  Peter D. Noris               By:
   Title: President and Trustee           -------------------------------
                                          Name:  Peter D. Noris
                                          Title: Executive Vice President
                                                 and Chief Investment Officer


EQ FINANCIAL CONSULTANTS, INC.         THE EQUITABLE INVESTMENT
                                       PLAN FOR EMPLOYEES, MANAGERS AND AGENTS
By:
   -------------------------------
   Name:  Michael S. Martin            By: Officers Committee on Benefit
   Title: Chairman of the Board            Plans, as Plan Fiduciary
          and Chief Executive Officer
                                           By:
                                              -------------------------------
                                           Name:  Michael Hegarty
                                           Title: Chairman

                                   SCHEDULE B
                                       TO
               FORM OF AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT


                        DESIGNATED PORTFOLIOS AND CLASSES

                                  PORTFOLIOS OF
                                EQ ADVISORS TRUST

               Portfolios                                     Classes
               ----------                                     -------
BT Equity 500 Index Portfolio                           Class IA and Class IB
BT International Equity Index Portfolio                 Class IA and Class IB
BT Small Company Index Portfolio                        Class IA and Class IB
EQ/Alliance Premier Growth Portfolio                    Class IA and Class IB
EQ/Capital Guardian International Equities Portfolio    Class IA and Class IB
EQ/Capital Guardian Research Portfolio                  Class IA and Class IB
EQ/Capital Guardian U.S. Equities Portfolio             Class IA and Class IB
EQ/Putnam Balanced Portfolio                            Class IA and Class IB
EQ/Putnam Growth & Income Value Portfolio               Class IA and Class IB
EQ/Putnam International Equity Portfolio                Class IA and Class IB
EQ/Putnam Investors Growth Portfolio                    Class IA and Class IB
EQ/Evergreen Foundation Portfolio                       Class IA and Class IB
EQ/Evergreen Portfolio                                  Class IA and Class IB
JPM Core Bond Portfolio                                 Class IA and Class IB
Lazard Large Cap Value Portfolio                        Class IA and Class IB
Lazard Small Cap Value Portfolio                        Class IA and Class IB
Merrill Lynch Basic Value Equity Portfolio              Class IA and Class IB
Merrill Lynch World Strategy Portfolio                  Class IA and Class IB
MFS Emerging Growth Companies Portfolio                 Class IA and Class IB
MFS Growth with Income Portfolio                        Class IA and Class IB
MFS Research Portfolio                                  Class IA and Class IB
Morgan Stanley Emerging Markets Equity Portfolio        Class IA and Class IB
T. Rowe Price Equity Income Portfolio                   Class IA and Class IB
T. Rowe Price International Stock Portfolio             Class IA and Class IB
Warburg Pincus Small Company Value Portfolio            Class IA and Class IB

                                       2